                                                                   EXHIBIT 10.8

THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

                         THE TRANSFER OF THIS WARRANT IS
                         RESTRICTED AS DESCRIBED HEREIN.

                           VICTORY ENTERTAINMENT CORP.

               Warrant for the Purchase of Shares of Common Stock,
                            par value $.001 per share

                     THIS WARRANT EXPIRES ON MARCH 28, 2003

No. 1                                                            800,000 Shares

         THIS CERTIFIES that, for value received, Wardley Investments Limited, with an address at Havilland Hall, Vaciquiedor, Saint Andrew Guernsey, Channel Islands GY68TP (including any transferee, the "Holder"), is entitled to subscribe for and purchase from Victory Entertainment Corp., a Florida corporation (the "Company"), upon the terms and conditions set forth herein at any time or from time to time before 5:00 P.M. on March 28, 2003, New York time (the "Exercise Period") 800,000 shares of the Company's Common Stock, par value $.001 per share ("Common Stock") at a price (the "Exercise Price") equal to: (i) $7.00 or if the Company shall cause to become effective a registration statement to register the Company's securities for public offer and sale (ii) 85% of the offering price of the securities offered in the Company's initial public offering. This Warrant is the Warrant or one of the Warrants issued pursuant to an offering (the "Offering") by the Company of Units, each Unit consisting of a $50,000 principal amount 12.0% Senior Secured Promissory Note (the "Notes") and a Common Stock Purchase Warrant to purchase 8,000 shares of Common Stock, pursuant to a Subscription Agreement, dated February 18, 2000 (the "Agreement"). As used herein the term

"this Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part.

         The number of shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") and the Exercise Price may be adjusted from time to time as hereinafter set forth.

         1. This Warrant may be exercised during the Exercise Period, as to the whole or any lesser number of whole Warrant Shares, by the surrender of this Warrant (with the "Election to Exercise" attached hereto, duly executed) to the Company at its office at 1000 Universal Studios Plaza, Building 22A, Orlando, Florida 32819, or at such other place as is designated in writing by the Company, together with cash or a certified or bank cashiers check payable to the order of the Company in an amount equal to the Exercise Price multiplied by the number of Warrant Shares for which this Warrant is being exercised. Each Warrant not exercised prior to 5:00 p.m. on March 28, 2003 New York time shall become null and void and all rights thereunder shall cease as of such time.

         2. Upon receipt by the Company of the Warrant, the "Election to Exercise" and the aggregate Exercise Price for the Warrant Shares, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise; provided, however, that if the date of such receipt is a date upon which the transfer books of the Company are closed, the Holder shall be deemed to be the record holder on the next succeeding business day on which such books are open. No later than three (3) business days after each such exercise of this Warrant, the Company shall issue and cause to be delivered to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the remaining unexercised balance of the Warrant Shares (or portions thereof) subject to purchase hereunder.

         3. (a) Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a warrant register (the "Warrant Register") as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or repre-sentative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall cause to be delivered a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants to be transferred on its books to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations thereunder.

                  (b) The Holder acknowledges that he has been advised by the Company that neither this Warrant nor the Warrant Shares have been registered under the Act, that this Warrant is being or has been issued and the Warrant Shares may be issued on the basis of the statutory exemption provided by Section 4(2) of the Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering, and that the Company's reliance thereon is based in part upon the representations made by the original Holder in the original Holder's Subscription Agreement executed and delivered in accordance with the terms of the Offering (the "Subscription Agreement"). The Holder acknowledges that he is familiar with the nature of the limitations imposed by the Act and the rules and regulations thereunder on the transfer of securities. In particular, the Holder agrees that no sale, assignment or transfer of this Warrant or the Warrant Shares issuable upon exercise hereof shall be valid or effective, and the Company shall not be required to give any effect to any such sale, assignment or transfer, unless (i) the sale, assignment or transfer of this Warrant or such Warrant Shares is registered under the Act, it being understood that neither this Warrant nor such Warrant Shares are currently registered for sale and that the Company has no obligation or intention to so register this Warrant or such Warrant Shares except as specifically provided herein or in the Subscription Agreement, or (ii) this Warrant or such Warrant Shares are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Act, it being understood that Rule 144 is not available at the time of the original issuance of this Warrant for the sale of this Warrant or such Warrant Shares and that there can be no assurance that Rule 144 sales will be available at any subsequent time, or (iii) such sale, assignment, or transfer is otherwise exempt from registration under the Act.

         4. The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase Warrant Shares granted pursuant to the outstanding Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that the Warrant Shares, upon receipt by the Company of the full Exercise Price therefor, shall be validly issued, fully paid, nonassessable, and free of preemptive rights.

         5. (a) In case the Company shall at any time after the date this Warrant is first issued (i) declare a dividend on any class of the outstanding capital stock of the Company (the "Capital Stock") payable in shares of its Capital Stock, (ii) subdivide any class of the outstanding Capital Stock, or
(iii) combine any class of the outstanding Capital Stock into a smaller number of shares, then, in each case, the Exercise Price, and the number of Warrant Shares issuable upon exercise of this Warrant, in effect at the time of the record date for such dividend or of the effective date of such subdivision, or combination, shall be proportionately adjusted so that the Holder after such time shall be entitled to receive the aggregate number and kind of shares for such consideration which, if such Warrant had been exercised immediately prior to such time at the then-current exercise price, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, or combination. Such adjustment shall be made successively whenever any event listed above shall occur.

                  Additionally, if the Company at any time shall issue any shares of Common Stock prior to the exercise of this entire Warrant (other than (i) issuances in connection with the Company's initial public offering of securities or (ii) issuances in connection with Sections 5 and 6 of this Warrant, or (iii) pursuant to options, warrants, or other obligations to issue shares of Common Stock, outstanding on the date of the issuance of this Warrant; [(i), (ii) and (iii) above, are hereinafter referred to as the "Existing Option Obligations"], for a consideration less than the Exercise Price that would be in effect at the time of such issue, then, and thereafter successively upon each such issue, the Exercise Price shall be reduced as follows: (i) the number of shares of Common Stock outstanding immediately prior to such issue shall be multiplied by the Exercise Price in effect at the time of such issue and the product shall be added to the aggregate consideration, if any, received by the Company upon such issue of additional shares of Common Stock; and (ii) the sum so obtained shall be divided by the number of shares of Common Stock outstanding immediately after such issue. The resulting quotient shall be the adjusted exercise price. Except for the Existing Option Obligations and options that may be issued under any employee incentive stock option and/or any qualified stock option plan adopted by the Company, for purposes of this adjustment, the issuance of any security of the Company carrying the right to convert such security into shares of Common Stock or of any warrant, right or option to purchase Common Stock shall result in an adjustment to the Exercise Price upon the issuance of shares of Common Stock upon exercise of such exercise or purchase rights.

                  (b) No adjustment in the Exercise Price shall be required if such adjustment is less than $.01; provided, however, that any adjustments which by reason of this Section 5(b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

                  (c) In any case in which this Section 5 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Holder, if the Holder exercised this Warrant after such record date, the shares of Common Stock, if any, issuable upon such exercise over and above the shares of Common Stock, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

                  (d) Whenever there shall be an adjustment as provided in this
Section 5, the Company shall promptly cause written notice thereof to be sent by Certified mail, postage prepaid, to the Holder, at its address as it shall appear in the Warrant Register, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

                  (e) The Company shall not be required to issue fractions of shares of Common Stock of the Company upon the exercise of this Warrant. If any fraction of a share would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Current Market Price of such share of Common Stock on the date of exercise of this Warrant.

         6. (a) In case of any consolidation with or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation), or in case of any sale, lease, or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety, such successor, leasing, or purchasing corporation, as the case may be, shall (i) execute with the Holder an agreement providing that the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities. property, cash, or any combination thereof receivable upon such consolidation, merger, sale, lease, or conveyance by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such consolidation, merger, sale, lease, or conveyance, and (ii) make effective provision in its certificate of incorporation or otherwise, if necessary, to effect such agreement. Such agreement shall provide for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5.

                  (b) In case of any reclassification or change of the shares of Common Stock issuable upon exercise of this Warrant (other than a change in par value or from no par value to a specified par value, or as a result of a subdivision or combination. but including any change in the shares into two or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value or from no par value to a specified par value or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation or merger by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5.

                  (c) The above provisions of this Section 6 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations mergers, sales, leases, or conveyances. The issuance of any shares or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer or delivery of this Warrant to a person other than, or the issuance and delivery of any certificate in a name other than that of the registered Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         7. (a) (i) The Company shall register for public resale the Warrant Shares (the "Registrable Securities") in the initial public offering of the Company's securities.

         (ii) PIGGYBACK REGISTRATION. If, at any time after the completion of an initial public offering of the Company's securities, the Company proposes to prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement covering equity or debt securities of the Company, or any such securities of the Company held by its shareholders (other than pursuant to Form S-8 or successor form), (for purposes of this

Section 7, collectively, a "Registration Statement"), it will give written notice of its intention to do so by registered mail ("Notice"), at least thirty
(30) days prior to the filing of each such Registration Statement, to all holders of the Registrable Securities. Upon the written request of such a holder (a "Requesting Holder"), made within twenty (20) days after receipt of the Notice, requesting the Company to include any of the Requesting Holder's Registrable Securities in the proposed Registration Statement, the Company shall, as to each such Requesting Holder, effect the registration under the Securities Act of the Registrable Securities which it has been so requested to register ("Piggyback Registration"), at the Company's sole cost and expense and at no cost or expense to the Requesting Holders except as provided in this
Section 7.

                  With respect to the Piggyback Registration only, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 7 (irrespective of whether any written request for inclusion of such securities shall have already been made) to elect not to file any such proposed Registration Statement, or to withdraw the same after the filing but prior to the effective date thereof.

                (iii) DEMAND REGISTRATION RIGHTS. At any time commencing on the day following the completion of an initial public offering of the Company's Securities, and expiring on the fifth anniversary therefrom, the Requesting Holders of a Majority (as hereinafter defined) in interest of the Registrable Securities shall have the right to require the Company, at the Company's sole cost and expense, to prepare, file with the Commission within thirty (30) days of receiving the Registration Request (as defined herein) and cause to become effective within sixty (60) days thereafter, on one (1) occasion, a registration statement on Form S-l, or other appropriate form, and such other documents, including a prospectus, as may be necessary in order to comply with the provisions of the Act, to register a public offering and sale, for a period of not less than eighteen (18) months, of the Registrable Securities by such Requesting Holders and any other Requesting Holders of the Registrable Securities who notify the Company within fifteen (15) business days after receipt of the notice described in this Section 7(a) (iii).

                  The Requesting Holders shall exercise their right to demand registration under this section by notice (the "Registration Request"). The Company covenants and agrees to give notice of any Registration Request under this section by any Requesting Holders to all other registered holders of Registrable Securities no later than ten (10) calendar days from the date of the receipt of any such Registration Request.

                  For purposes of this section, the term "Majority" means an amount in excess of fifty percent (50%) of the number of then outstanding Registrable Securities that (i) are not held by the Company, an affiliate, director, officer, creditor, employee, or agent thereof or any of their respective affiliates, members of their family, persons acting as nominees or in con-junction therewith, or (ii) have not been resold to the public pursuant to a Registration Statement filed with the Commission under the Act or pursuant to an exemption therefrom.

                  (b) In the event of a registration pursuant to the provisions of this Section 7, the Company shall cause the Registrable Securities so registered to be registered or qualified for sale under the securities and/or blue sky laws of such jurisdictions as the holder or such holders (the "Eligible Holders") may reasonably request; provided however, that the Company shall not by reason of this Section 7(b) be required to qualify to do business in any state in which it is not otherwise required to qualify to do business or to file a general consent to service of process.

                  (c) The Company shall keep effective any registration or qualification contemplated by this Section 7 and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document, and communication for such period of time as shall be required (but not less than eighteen (18) months) to permit the Eligible Holders to complete the offer and sale of the Registrable Securities covered thereby. If the Company fails to keep the Registration Statement referred to in Section 7 above continuously effective during the requisite period, then the Company shall promptly update the Registration Statement or file a new registration statement covering the Registrable Securities remaining unsold, subject to the terms and provisions hereof. Notwithstanding the foregoing, the failure of the Company to keep effective any registration statement contemplated by this Section 7 shall be deemed to be a breach of this
Section 7.

                  (d) In the event of a registration pursuant to the provisions of this Section 7, the Company shall furnish to each Eligible Holder such reasonable number of copies of the registration statement and of each amendment and supplement thereto (in each case, including all exhibits), such reasonable number of copies of each prospectus contained in such registration statement and each supplement or amendment thereto (including each preliminary prospectus), all of which shall conform to the requirements of the Act and the rules and regulations thereunder. and such other documents as any Eligible Holder may reasonably request to facilitate the disposition of the Registrable Securities included in such registration.

                  (e) In the event of a registration pursuant to the provision of this Section 7, the Company and each Eligible Holder shall enter into a cross-indemnity agreement and a contribution agreement, each in customary form with each underwriter, if any, and, if requested, enter into an underwriting agreement containing customary representations, warranties, allocation of expenses, and customary closing conditions, including, without limitation, opinions of counsel and accountants' cold comfort letters, with any underwriter who acquires any Registrable Securities.

                  (f) The Company agrees that until all the Registrable Securities have been sold under a registration statement or pursuant to Rule 144 under the Act it shall keep current in filing all reports, statements and other materials required to be filed with the Commission to permit holders of the Registrable Securities to sell such securities under Rule 144.

                  (g) The Company agrees that each Eligible Holder of Registrable Securities will suffer damages if the Company fails to fulfill its obligations under this Section 7 and that ascertaining the extent of such damages with precision would not be feasible. If the Company breaches this
Section 7, each Eligible Holder shall receive a cash payment equal to the greater of (i) 10% of the Eligible Holder's aggregate per share Exercise Price or (ii) 10% of the fair market value of the Common Stock multiplied by the number of Warrant Shares held or which may be purchased by that Eligible Holder, for each 30-day delay, or part thereof payable promptly after the expiration of each 30 day period, in the filing of the registration statement or effective date of the registration statement, whichever may be applicable. For purposes of this Section, "fair market value" shall mean the average of the closing bid and closing asked prices of the Common Stock on the five (5) consecutive trading days immediately prior to the date of the Company's breach of this Section 7.

         8. At any time during the Exercise Period, the Holder may, at its option, exchange this Warrant, in whole or in part (a "Warrant Exchange"), into the number of fully paid and non-assessable Warrant Shares determined in accordance with this Section 8, by surrendering this Warrant at the principal office of the Company or at the office of its transfer agent, accompanied by a notice stating such Holder's intent to effect such exchange, the number of Warrant Shares to be exchanged (the "Notice of Exchange") and the date on which the Holder requests that such Warrant Exchange occur (the "Exchange Date"). Certificates for the Warrant Shares issuable upon such Warrant Exchange and, if applicable, a new Warrant of like tenor evidencing the balance of the Warrant Shares remaining subject to the Holder's Warrant certificate, shall be issued as of the Exchange Date and delivered to the Holder within five (5) business days following the Exchange Date. In connection with any Warrant Exchange, the Holder's Warrant certificate shall represent the right to subscribe for and acquire (i) the number of Warrant Shares (rounded to the next highest integer) equal to the product of (A) the number of Warrant Shares as to which the warrants are being exercised as specified by the Holder in its Notice of Exchange (the "Total Share Number") multiplied by (y), a fraction, the numerator of which is the Market Price (as defined herein) of the Common Stock less the Exercise Price of the Warrant Shares and the denominator of which is the Market Price per share of Common Stock. Solely for the purposes of this Section 8, Market Price shall be calculated either (i) on the date on which the form of election to exercise attached hereto is deemed to have been sent to the Company or (ii) as the average of the Market Price for each of the five trading days immediately preceding the Notice Date, whichever of (i) or (ii) results in a greater Market Price.

                  For the purpose of this Section 8, the phrase "Market Price" at any date shall be deemed to be the (i) last reported sale price on the last trading day or, in case no such reported sale takes place on such day, the average last reported sale price for the last three (3) trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading, or, (ii) if the Common Stock is not listed or admitted to trading on any national securities exchange but is listed or quoted upon the Nasdaq National Market or SmallCap Market (referred to hereinafter as "NASDAQ"), the closing bid price on the last trading day, or, in case no such reported bid takes place on such day, the average closing bid price for the last three (3) trading days, as furnished by NASDAQ or similar organization if NASDAQ is no longer reporting such information, or (iii) if the Common Stock is not listed upon a principal exchange or quoted on NASDAQ, but quotes for the Common Stock are available in the OTC Bulletin Board or "pink sheets" the closing bid price on the last trading day, or, in case no such bid takes place on such day, the average closing bid price for the last three (3) trading days as furnished on the OTC Bulletin Board or any other reliable reporting service or (iv) in the event the Common Stock is not traded upon a principal exchange and not listed on NASDAQ and quotes are not available on the OTC Bulletin Board or any other reliable reporting service, the price as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

         9. The shares of Common Stock received upon the exercise of this Warrant are subject to certain Lock-Up provisions contained in the Subscription Agreement between the Company and the original Holder of this Warrant.

         10. (a) Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless each Eligible Holder, its officers, directors, partners, employees, agents, and counsel, and each person. if any, who controls any such person within the meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act, from and against any and all loss, liability, charge, claim, damage, and expense whatsoever (which shall include for all purposes of this Section 8, without limitation, reasonable attorneys' fees and any and all expense whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), as and when incurred, arising out of, based upon, or in connection with, or (i) any breach of any representation, warranty, covenant, or agreement of the Company contained in any of the Warrants, any untrue statement or alleged untrue statement of a material fact contained (A) in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto relating to the sale of any of the Registrable Securities, or (B) in any application or other document or communication (in this Section 8 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify any of the Registrable Securities under the securities or blue sky laws thereof or filed with the commission or any securities exchange; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to such Eligible Holder by or on behalf of such person expressly for inclusion in any registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto or in any application, as the case may be. Notwithstanding the foregoing, the Company shall not be responsible for any failure of Weatherly Securities Corp. ("Weatherly" ) to file, on behalf of the Company, Blue Sky applications in jurisdictions where Weatherly is offering Units (as defined in the Subscription Agreement) and where such application is required by law. The foregoing agreement to indemnify, shall be in addition to any liability the company may otherwise have, including liabilities arising under any of the Warrants.

                  If any action is brought against any Eligible Holder or any of its officers, directors, partners, employees, agents, or counsel, or any controlling persons of such person (an "indemnified party") in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the Company in writing of the institution of such action (but the failure so to notify shall not relieve the Company from any liability under this Section 8(a) unless the Company shall have been materially prejudiced by such failure or relieve the Company from any liability other than pursuant to this Section 8(a)) and the Company shall promptly assume the defense of such action, including the employment of counsel (reasonably satisfactory to such indemnified party or parties) and payment of expenses. Such indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action, or the Company shall not have employed counsel reasonably satisfactory to such indemnified party or parties to have charge of the defense of such action or such indemnified party, or parties shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from or additional to those available to the Company, in any of which events such fees and expenses shall be borne by the Company and the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. Anything in this Section 8 to the contrary, notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent, which shall not be unreasonably withheld. The Company agrees promptly to notify the Eligible Holders of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of any Registrable Securities or any preliminary prospectus, prospectus, registration statement or amendment or supplement thereto, or any application relating to any sale of any Registrable Securities.

                  (b) The Holder agrees to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall have signed any registration statement covering Registrable Securities held by the Holder, each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and its or their respective counsel, to the same extent as the foregoing indemnity from the Company to the Eligible Holders in Section 8(a), but only with respect to statements or omissions, if any, made in any registration statement, preliminary prospectus or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information furnished to the Company with respect to the Holder by or on behalf of the Holder expressly for inclusion in any such registration statement, preliminary prospectus, or final prospectus, or an amendment or supplement thereto, or in any application, as the case may be. If any action shall be brought against the Company or any other person so indemnified based on any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, and in respect of which indemnity may be sought against the Holder pursuant to this Section 8(b), the Holder shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 8(a). Notwithstanding the foregoing or anything to the contrary provided for in this Warrant, the total aggregate liability of each Holder shall not exceed the aggregate cash proceeds received by such Holder in connection with the sale of the Warrant Shares, Warrant Securities and/or any Registrable Security.

                  (c) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 8(a) or 8(b) (subject to the limitations thereof) but it is found in a final judicial determination not subject to further appeal, that such indemnification may not be enforced in such case even though this Warrant expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the Act, the Exchange Act or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any director of the Company, any officer of the Company who signed any such registration statement, any controlling person of the Company, and its or their respective counsel), as one entity, and the Eligible Holders of the Registrable Securities included in such registration in the aggregate (including for this purpose any contribution by or on behalf of an indemnified party), as a second entity, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, on the basis of relevant equitable considerations such as the relative fault of the Company and such Eligible Holders in connection with the facts which re-sulted in such losses, claims, damages, and expenses. The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission or alleged omission relates to information supplied by the Company or by such Eligible Holders and the parties, relative intent, knowledge, access to information and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Company and the Holder agree that it would be unjust and inequitable if the respective obligations of the Company and the Eligible Holders for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages. and expenses (even if the Eligible Holders and the other indemnified parties were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 8(c). In no case shall any Eligible Holder be responsible for a portion of the contribution obligation imposed on all Eligible Holders in excess of its pro rata share based on the number of shares of Common Stock owned (or which would be owned upon exercise of all Registrable Securities) by it and included in such registration as compared to the number of shares of Common Stock owned (or which would be owned upon exercise of all Registrable Securities) by all Eligible Holders and included in such registration. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent representation. For purposes of this
Section 8(c), each person, if any, who controls any Eligible Holder within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and each officer, director, partner, employee, agent, and counsel of each such Eligible Holder or control person shall have the same rights to contribution as each Eligible Holder or control person and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed any such registration statement, each director of the Company, and its or their respective counsel shall have the same rights to contribution as the company, subject in each case to the provisions of this Section 8(c). Anything in this
Section 8(c) to the contrary, notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 8(c) is intended to supersede any right to contribution under the Act, the Exchange Act or otherwise.

         11. Unless registered pursuant to the provisions of Section 7 hereof, the Warrant Shares issued upon exercise of the Warrants shall be subject to a stop transfer order and the certificate or certificates evidencing such warrant Shares shall bear the following legend:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST

                  THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS."

         In addition, any Warrants issued upon transfer or any new Warrants issued shall bear a similar legend.

         12. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated) including an affidavit of the Holder thereof that this Warrant has been lost, stolen, destroyed or mutilated, together with an indemnity against any claim that may be made against the Company on account of such lost, stolen, destroyed or mutilated Warrant, and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

         13. The Holder of any Warrant shall not have solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company except as provided in this warrant.

         14. This Warrant shall be construed in accordance with the laws of the State of New York applicable to contracts made and performed within such State, without regard to principles governing conflicts of law.

         15. The Company irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Warrant, any document or instrument delivered pursuant to, in connection with or simultaneously with this Warrant. or a breach of this Warrant or any such document or instrument. In any such action or proceeding, the Company waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with Section 11(G)(ii) of the Subscription Agreement. Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Company shall appear to answer such summons, complaint or other process.

         16. Any or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight deliver, or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at 1000 Universal Studios Plaza, Building 22A, Orlando, Florida 32819, Attention: President, (ii) if to the Holder, at its address set forth on the first page hereof, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 15. Notice to the estate of any party shall be sufficient if addressed to the party as provided in this Section 15. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 5 shall be deemed given at the time of receipt thereof.

         17. No course of dealing and no delay or omission on the part of the Holder in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holder's rights, powers or remedies. No right, power or remedy conferred by this Warrant upon the Holder shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

         18. This Warrant may be amended only by a written instrument executed by the Company and the Holder hereof. Any amendment shall be endorsed upon this Warrant, and all future Holders shall be bound thereby.


Dated:  March 28, 2000

                                           VICTORY ENTERTAINMENT
                                           CORPORATION

                                           By:
                                              --------------------------------
                                              Name:  Michael Gerber
                                              Title: Present and Chief Executive
                                                     Officer

--------------------------------
------------------------, Secretary

                               FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

         FOR VALUE RECEIVED, _____________________________ hereby sells, assigns. and transfers unto_________________________ a Warrant to purchase ________________ shares of Common Stock, par value $___ per share, of Victory Entertainment Corp. (the "Company"), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint _________________ attorney to transfer such Warrant on the books of the Company, with full power of substitution.


Dated:--------------------------
                                            Signature
                                                     --------------------------

                                            Signature Guarantee
                                                     --------------------------


                                     NOTICE

         The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

         To:      Victory Entertainment Corporation
                  1000 Universal Studies Plaza
                  Building 22A
                  Orlando, Florida  32819

                              ELECTION TO EXERCISE

The undersigned hereby exercises his or its rights to purchase_______________ Warrant Shares covered by the within Warrant and tenders payment herewith in the amount of $___________ in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of, and delivered to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     (Print Name, Address and Social Security or Tax Identification Number)

and, if such number of Warrant shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     (Print Name, Address and Social Security or Tax Identification Number)

and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated:--------------------------

                                                Name:
                                                     --------------------------
                                                     (Print)

Address:-----------------------------------------------------------------------


                                                -------------------------------
                                                (Signature)


                                                -------------------------------
                                                (Signature Guarantee)

                                                -------------------------------
                                                (Signature Guarantee)

                        Name:
                             ------------------------------




                             SUBSCRIPTION AGREEMENT
                                       FOR
                             PROSPECTIVE SUBSCRIBERS
                                    OF UNITS



                           VICTORY ENTERTAINMENT CORP.


                  $5,000,000 MINIMUM - $7,500,000 MAXIMUM


                             UP TO $7,500,000 UNITS
   (EACH UNIT CONSISTING OF A 12.0% SENIOR SECURED PROMISSORY NOTE AND A COMMON STOCK PURCHASE WARRANT TO PURCHASE 8,000 SHARES OF COMMON STOCK OF
                                  THE COMPANY)


                        OFFERING PRICE: $50,000 PER UNIT
          MINIMUM SUBSCRIPTION: $50,000 (UNLESS WAIVED BY THE COMPANY)


                           WEATHERLY SECURITIES CORP.

                                 Placement Agent

                                February 18, 2000

INSTRUCTIONS:


       I.   Items to be delivered by all Subscribers:

            a. One (1) completed and executed Subscription Agreements.

            b. One (1) completed and executed Subscriber Questionnaire.

            c. Payment in the amount of subscription, by wire transfer of funds or check. All checks should be made payable to "Victory Entertainment Corporation
               - Escrow Account."



Wire Transfer Instructions:

      FOR WIRE INSTRUCTIONS CONTACT:

            WEATHERLY SECURITIES CORP.
            Telephone:  (212) 412-7216


ALL DOCUMENTS SHOULD BE RETURNED TO:

            WEATHERLY SECURITIES CORP.
            TWO WORLD TRADE CENTER
            SUITE 2946
            NEW YORK, NEW YORK 10048
            TELEPHONE:  (212) 412-7216

            ATTN:  CORPORATE FINANCE DIVISION

      THE SECURITIES OFFERED HEREBY MAY ONLY BE OFFERED OR SOLD TO "ACCREDITED INVESTORS" WHO MEET THE SUITABILITY STANDARDS FOR INVESTMENT AS EXPRESSED IN THIS SUBSCRIPTION AGREEMENT.

                          ------------------------

      AN INVESTMENT MADE IN THE SECURITIES OFFERED HEREBY IS SPECULATIVE AND SUITABLE ONLY FOR PERSONS WHO HAVE SUBSTANTIAL FINANCIAL RESOURCES, WHO HAVE NO NEED FOR LIQUIDITY IN THIS INVESTMENT AND WHO UNDERSTAND OR HAVE BEEN ADVISED WITH RESPECT TO THE TAX CONSEQUENCES OF, AND RISK FACTORS ASSOCIATED WITH, THIS INVESTMENT AND WHO ARE ABLE TO BEAR THE SUBSTANTIAL ECONOMIC RISK OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

                          ------------------------

      THIS DOCUMENT DOES NOT CONSTITUTE AN OFFER OR SOLICITATION IN ANY STATE OR OTHER JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS NOT AUTHORIZED.

                          ------------------------

      PROSPECTIVE INVESTORS ARE NOT TO CONSTRUE THE CONTENTS OF THIS SUBSCRIPTION AGREEMENT AS LEGAL OR TAX ADVICE. EACH PROSPECTIVE INVESTOR SHOULD CONSULT AND RELY UPON ITS OWN COUNSEL, ACCOUNTANT OR BSUINESS ADVISOR AS TO LEGAL, TAX, AND RELATED MATTERS CONCERNING ITS INVESTMENT.

                          ------------------------

      NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS OR FURNISH ANY INFORMATION WITH RESPECT OT THE COMPANY OR THE UNITS OTHER THAN THE REPRESENTATIONS AND INFORMATION SET FORTH IN THIS SUBSCRIPTION AGREEMENT AND ANY OTHER DOCUMENTS OR OTHER INFORMATION FURNISHED UPON REQUEST OF THE PLACEMENT AGENT AS DESCRIBED HEREIN.

                          ------------------------

      THE COMPANY WILL MAKE AVAILABLE, PRIOR TO THE CONSUMMATION OF THE OFFERING, TO EACH PROSPECTIVE INVESTOR, ITS PURCHASER REPRESENTATIVE(S), OR BOTH, THE OPPORTUNITY TO ASK QUESTIONS OF, AND RECEIVE ANSWERS FROM, THE COMPANY OR A PERSON ACTING ON ITS BEHALF CONCERNING THE TERMS AND CONDITIONS OF THIS OFFERING, THE COMPANY OR ANY OTHER RELEVANT MATTERS, AND TO OBTAIN ANY ADDITIONAL INFORMATION, TO THE EXTENT THAT THE COMPANY POSSESSES SUCH INFORMATION OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE.

                          ------------------------

      THIS OFFER MAY BE WITHDRAWN AT ANY TIME BEFORE THE INITIAL CLOSING DATE (AS DEFINED HEREIN) AND IS SPECIFICALLY MADE SUBJECT TO THE TERMS DESCRIBED IN THIS SUBSCRIPTION AGREEMENT. THE COMPANY RESERVES THE RIGHT TO REJECT ANY SUBSCRIPTION IN WHOLE OR IN PARTO OR TO ALLOT TO ANY PROSPECTIVE INVESTOR LESS THAN THE AMOUNT OF UNITS SUBSCRIBED FOR BY SUCH INVESTOR.

                          ------------------------

      THIS SUBSCRIPTION AGREEMENT HAS BEEN PREPARED BY THE COMPANY SOLELY FOR THE BENEFIT OF INVESTORS INTERESTED IN THE PROPOSED PRIVATE PLACEMENT OF UNITS.

DISTRIBUTION OF THIS DOCUMENT TO ANY PERSON OTHER THAN SUCH OFFEREE AND THOSE PERSONS RETAINED TO ADVISE SUCH PERSONS WITH RESPECT THERETO IS UNAUTHORIZED, AND ANY REPRODUCTION OF THIS DOCUMENT, IN WHOLE OR IN PART, OR THE DIVULGENCE OF ANY OF ITS CONTENTS, WITHOUT THE PRIOR WRITTEN CONSENT OFHTE COMPANY, IS PROHIBITED.

                          ------------------------

      EACH OFFEREE, BY ACCEPTING DELIVERY OF THIS DOCUMENT, AGREES TO RETURN IT AND ALL RELATED EXHIBITS AND OTHER DOCUMENTS TO THE COMPANY IF: (i) THE OFFERREE DOES NOT INTEND TO SUBSCRIBE FOR THE PURCHASE OF THE UNITS; (ii) THE OFFEREE'S SUBSCRIPTION IS NOT ACCEPTED; OR (iii) THE OFFERING IS TERMIANTED.

                          ------------------------

      THE OFFERING IS BEING MADE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT FOR AN OFFER AND SALE OF SECURITIES WHICH DOES NOT INVOLVE A PUBLIC OFFERING. EACH PURCHASER OF THE UNITS OFFERED HEREBY, IN MAKING ITS PURCHASE, WILL BE DEEMED TO HAVE MADE CERTAIN ACKNOWLEDGMENTS, REPRESENTATIONS, AND AGREEMENTS AS SET FORTH HEREIN. PURCHASERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISK OF THEIR INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

                          ------------------------

      THE INFORMATION CONTAINED HEREIN HAS BEEN PROVIDED BY THE COMPANY AND OTHER SOURCES IDENTIFIED HEREIN, BUT THERE CAN BE NO ASSURANCE AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMAITON. NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, IS MADE BY THE PLACEMENT AGENT AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMAITON, AND NOTHING CONTAINED HEREIN IS OR SHOULD BE RELIED UPON AS A PROMISE OR REPRESENTATION BY THE COMPANY OR THE PLACEMENT AGENT.

                          ------------------------

      EACH PROSPECTIVE PURCHASER OF THE UNITS MUST COMPLY WITH ALL APPLICABLE LAWS AND REGUALTIONS IN FORCE IN ANY JURISDICTION IN CONNECTION WITH THE SUBSEQUENT OFFER OR SALE OF ANY UNITS PURCHASED PURSUANT TO THIS SUBSCRIPTION AGREEMENT OR THE COMMON STOCK ISSUABLE UPON THE CONVERSION OF THE WARRANTS. IN MAKING AN INVESTMENT DECISION, PROSPECTIVE PURCHASERS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THIS OFFERING, INCLUDING THE MERITS OF THE IVNESTMENT AND THE RISKS INVOLVED.

                          ------------------------

      THIS SUBSCRIPTION AGREEMENT CONTAINS SUMMARIES BELIEVED TO BE ACCURATE IN ALL MATERIAL RESPECTS AS TO THE TERMS OF CERTAIN DOCUMENTS DESCRIBED HEREIN, BUT REFERENCE IS HEREBY MADE TO THE ACTUAL DOCUMENTS (COPIES OF WHICH WILL BE MADE AVAILABLE TO PROSPECTIVE PURCHASERS UPON REQUEST TO THE COMPANY OR THE PLACEMENT AGENT) FOR COMPLETE INFORMAITON WITH RESPECT THERETO, AND ALL SUCH SUMMARIES ARE QUALIFIED IN THEIR ENTIRETY BY SUCH REFERENCE.

                              NASAA UNIFORM LEGEND

      IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL

OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT, ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENCE. THESE SECURTITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLVD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRAITON OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

                           SPECIFIC STATE DISCLOSURES


NEW JERSEY INVESTORS. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE BUREAU OF SECURITIES OF THE STATE OF NEW JERSEY NOR HAS THE BUREAU PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. THE FILING OF THE WITHIN OFFERING DOES NOT CONSTITUTE APPROVAL OF THE ISSUE OR SALE THEREOF BY THE BUREAU OF SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

NEW YORK INVESTORS. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THE OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FLORIDA  INVESTORS.  THE UNITS  HAVE NOT BEEN  REGISTERED  WITH THE STATE OF
FLORIDA UNDER THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT AND THEREFORE CANNOT BE RESOLD UNLESS THEY ARE REGISTERED UNDER SAID ACT OR ARE EXEMPT FROM REGISTRATION UNDER SAID ACT.

PURSUANT TO THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT, WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, ANY SALE IN FLORIDA MADE PURSUANT TO
SECTION 517.061(11), FLORIDA STATUTES (THE APPLICABLE PROVISION OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT), SHALL BE VOIDABLE BY THE PURCHASER IN SUCH SALE EITHER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER OR AN ESCROW AGENT, OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER. INVESTORS ARE HEREBY NOTIFIED OF SUCH PRIVILEGE.

A PURCHASER MAY EXERCISE THIS VOIDING PRIVILEGE WITHIN THE AFORESAID APPLICABLE THREE-DAY PERIOD BY SENDING A TELEGRAPH, FAX OR LETTER TO THE COMPANY AND POSTMARKED, PRIOR TO THE END OF THE AFOREMENTIONED THIRD DAY. IN THE EVENT THIS PRIVILEGE IS EXERCISED, IT WOULD BE PRUDENT TO SEND LETTERS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED TO THE ABOVE ADDRESS TO EVIDENCE RECEIPT AND TIME OF MAILING.


INVESTORS IN ALL STATES. THE PRESENCE OF A LEGEND OR NOTICE FOR ANY GIVEN STATE REFLECTS ONLY THAT A LEGEND OR NOTICE MAY BE REQUIRED BY THAT STATE AND SHOULD NOT BE CONSTRUED TO MEAN AN OFFER OR SALE MAY BE MADE IN ANY PARTICULAR STATE. THIS AGREEMENT MAY BE SUPPLEMENTED BY ADDITIONAL STATE LEGENDS OR NOTICES. IF YOU ARE UNCERTAIN AS TO WHETHER OR NOT OFFERS OR SALES MAY BE LAWFULLY MADE IN ANY GIVEN STATE, YOU ARE ADVISED TO CONTACT THE COMPANY FOR A CURRENT LIST OF STATES IN WHICH OFFERS OR SALES MAY BE LAWFULLY MADE.

                               SUBSCRIPTION AGREEMENT

      The undersigned (the "Subscriber") hereby subscribes to purchase from Victory Entertainment Corp., a Florida corporation (the "Company"), a number of units (the "Units") set forth on the signature page hereof, for a purchase price (the "Purchase Price") equal to $50,000 per Unit. Each Unit consists of a $50,000 principal amount 12.0% Senior Secured Promissory Note (the "Notes") and a Common Stock Purchase Warrant (a "Warrant" and collectively, the "Warrants") to purchase 8,000 shares of common stock of the Company, par value $.001 per share (the "Common Stock"). The Warrants are exercisable for three (3) years and are convertible into shares of the Company's Common Stock (the "Conversion Shares") at a conversion price (the "Exercise Price") equal to (i) $7.00 or if the Company shall cause to become effective a registration statement to register the Company's securities for public offer and sale (ii) 85% of the offering price of the securities offered in the Company's initial public offering (the "IPO").

      Each Note earns interest at the rate of 12.0% per annum in cash. The principal and accrued interest on the Notes are due and payable at the earlier of (i) the completion of the IPO or (ii) one year from the date of issuance ("Maturity Date"). Interest shall be due and payable at the Company's option, upon ten (10) days written notice to the Holders, either (a) quarterly on April 1, 2000, July 1, 2000, October 1, 2000 and January 1, 2001 or (b) upon the Maturity Date. The Notes are redeemable at the option of the Company, at a redemption price equal to the outstanding principal amount of the Notes plus accrued and unpaid interest upon 30 days within notice to the Holders without penalty. The Notes shall be senior to all other debts of the Company and shall be secured by all of the assets of the Company. The Units, Notes, Warrants and Conversion Shares are hereinafter collectively referred to as the "Securities."

      The Company is offering a minimum of $5,000,000 principal amount of Units and a maximum of $7,500,000 principal amount of Units through Weatherly Securities Corp. (the "Placement Agent") (the "Offering"). The terms of the Offering, the Units, and the Securities, are set forth above and the specific terms of the Notes and Warrants are set forth in Exhibits A and B attached hereto (Exhibit A is a form of Note and Exhibit B is a form of Warrant). Each Subscriber should thoroughly review the form of Note and the form of Warrant.

Section 1.   SALE OF UNITS

      Subject to the terms and conditions hereof and on the basis of the representations and warranties hereinafter set forth, the Company hereby agrees to issue and sell to the Subscriber and the Subscriber agrees to purchase from the Company, upon Closing, the Units as described above at a price per Unit of $50,000. The Company may reject any subscription in whole or in part.

Section 2.  ESCROW

      The Subscriber acknowledges and agrees that all subscription amounts will be placed in a non-interest bearing escrow account pending receipt by the Company of the minimum offering amount of $5,000,000 (the "Minimum Offering Amount"). Once the Minimum Offering Amount has been subscribed for and accepted by the Company and the Placement Agent, an initial closing ("Initial Closing") will be held as soon as practicable. If the Minimum Offering Amount is not received prior to March 31st then all funds held in escrow shall be returned to Subscribers without interest or deduction. Assuming the Minimum Offering Amount is subscribed for and accepted by March 31st (unless extended for up to an additional 60 days by the Company) and a Closing held, thereafter additional subscription funds will be placed into the escrow account and additional closings will be held from time to time up to the sale of an additional $2,500,000 principal amount of Units (the "Maximum Offering Amount"). Once the Maximum Offering Amount has been subscribed for and accepted by the Company, a final closing will be held ("Final Closing").

Section 3.  SUBSCRIBER'S REPRESENTATIONS AND WARRANTIES

      As an inducement to the Company and the Placement Agent to accept the subscription, the Subscriber represents and warrants as follows:

      (A) The Subscriber acknowledges and agrees that the offering and sale of the Securities is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Act,") by virtue of Section 4(2) of the Act, and Regulation D, Rule 506 promulgated thereunder ("Regulation D") and, accordingly, is being made solely to "accredited" investors as that term is defined in Regulation D. In accordance therewith and in furtherance thereof, the Subscriber represents and warrants to and agrees with the Company as follows please check statements applicable to the Subscriber]:

      The Subscriber is an Accredited Investor because the Subscriber is (check appropriate item):


      / /         (i)   a bank as defined in Section 3(a)(2) of the Act;


      / /         (ii)  a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act;


      / /         (iii) a broker or dealer registered pursuant to Section 15 of the
                         Securities Exchange Act of 1934 as amended (the "Exchange Act");

      / /         (iv)  an insurance company as defined in Section 2(13) of the
                        Act;

      / /         (v)   an investment company registered under the Investment
                        Company Act of 1940, as amended or a business development company as defined in Section 2(a)(48) of such act;

      / /         (vi)  a Small business Investment Company licensed by the U.S.
                        Small Business Administration under Section 301 (c) or
                        (d) of the Small Business Investment Act of 19058;

      / /         (vii) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

      / /         (viii) a private business development company as defined in
                        Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

      / /         (ix)  an organization described in Section 501(c)(3) of the
                        Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

      / /         (x)   a natural person whose individual net worth or joint net
                        worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

      / /         (xi)  a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

      / /         (xii) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Act; or

      / /         (xiii) an entity in which all of the equity owners are
                        accredited investors. (If this alternative is checked, the Subscriber must identify each equity owner and provide statements signed by each demonstrating how each qualifies as an accredited investor.)

      / /         (xiv) a plan established and maintained by a state, its
                        political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, if such plan has total assets in excess of $5,000,000

      / /         (xv) a director or officer of the Company.

      (B) The Subscriber hereby represents and warrants that the Subscriber is acquiring the Securities hereunder for its own account for investment and not with a view to distribution, and with no present intention of distributing the Securities or selling the Securities for distribution. The Subscriber understands that the Securities are being sold to the Subscriber in a transaction which is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). The Subscriber's acquisition of the Securities shall constitute a confirmation of the foregoing representation and warranty and understanding thereof.

     (C) The Subscriber (or its Purchaser Representative if any) has such knowledge and experience in financial and business matters as is required for evaluating the merits and risks of making this investment, and the Subscriber or its Purchaser Representatives has received such information requested by the Subscriber concerning the business, management and financial affairs of the Company in order to evaluate the merits and risks of making this investment. Further, the Subscriber acknowledges that the Subscriber has had the opportunity to ask questions of, and receive answers from, the officers of the Company concerning the terms and conditions of this investment and to obtain information relating to the organization, operation and business of the Company and of the Company's contracts, agreements and obligations. No representation or warranty is made by the Company to induce the Subscriber to make this investment, and any representation or warranty not made herein or therein is specifically disclaimed.

      (D) The Subscriber is making the foregoing representations and warranties with the intent that they may be relied upon by the Company in determining the suitability of the sale of the Securities to the Subscriber for purposes of federal and state securities laws.

       (E) The Subscriber further acknowledges that the Subscriber has been advised that the Securities being purchased by the Subscriber hereunder have not been registered under the provisions of the Act and that the Company has represented to the Subscriber (assuming the veracity of the representations of the Subscriber made herein and in the purchaser questionnaire of even date) that the Securities have been offered and sold by the Company in reliance upon an exemption from registration provided in Section 4(2) of the Act and Regulation D, Rule 506 thereunder.

      (F) In entering into this Agreement and in purchasing the Securities, the Subscriber further acknowledges that:

                   (i) The Company has informed the Subscriber that the Securities have not been offered for sale by means of general advertising or solicitation.

                   (ii) The Securities or any interest therein may not be resold by the Subscriber in the absence of a registration under the Act and applicable securities laws or exemption from registration. In particular, the Subscriber is aware that the Securities will be "restricted securities," as such term is defined in Rule 144 promulgated under the Securities Act ("Rule 144"), and they may not be sold pursuant to Rule 144, unless the conditions thereof are met. Other than as set forth herein, the Company has no obligation to register any Securities purchased by Subscriber.

                   (iii) The following legend shall be placed on the certificate(s) evidencing the Securities:



                   THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

                   (iv) The Company may at any time place a stop transfer order on its transfer books against the Securities. Such stop order will be removed, and further transfer of the Securities will be permitted upon an effective registration of the respective Securities, or the receipt by the Company of an opinion of counsel reasonably satisfactory to the Company that such further transfer may be effected pursuant to an applicable exemption from registration.

                   (v) The purchase of the Securities involves risks which the Subscriber has evaluated, and the Subscriber is able to bear the economic risk of the purchase of such securities and the loss of its entire investment.

      (G) The Subscriber has completed the accompanying Purchaser Questionnaire and has delivered it herewith and represents and warrants that it is accurate and true in all respects and that it accurately and completely sets forth the financial condition of the Subscriber on the date hereof. The Subscriber has no reason to expect there will be any material adverse change in its financial condition and will advise the Company of any such changes occurring prior to the closing or termination of the Offering.

      (H) The Subscriber has carefully evaluated the risks of this investment, and understands and has relied only on the information provided to it in writing by the Company relating to this investment.

      (I) The Subscriber understands and acknowledges that the Placement Agent makes no representations or warranties as to the accuracy or completeness of the information contained herein.

      (J) The Subscriber is not subscribing for any of the Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Subscriber in connection with investments in securities generally.

      (K) The Subscriber has reached the age of majority in the state in which the Subscriber resides, has adequate means of providing for the Subscriber's current needs and personal contingencies, is able to bear the substantial economic risks of an investment in the Securities for an indefinite period of time, and has no need for liquidity in such investment.

      (L) The Subscriber's overall commitment to investments that are not readily marketable is not, and his acquisition of Securities will not cause such overall commitment to become, disproportionate to his net worth.

      (M) The Subscriber understands that the Company shall have the right to accept or reject this subscription in whole or in part. Unless this subscription is accepted in whole or in part by the Company prior to the expiration of the Offering, this subscription shall be deemed rejected in whole.

      (N) It never has been represented, guaranteed or warranted by any broker, the Company, the Placement Agent, any of the officers, directors, stockholders, partners, employees or agents of either of the Company or the Placement Agent, or any other persons, whether expressly or by implication, that:

                   (i) the Company or the Subscriber will realize any given percentage of profits and/or amount or type of consideration, profit or loss as a result of the Company's activities or the Subscriber's investment in the Company; or

                   (ii) the past performance or experience of the management of the Company, or of any other person, will in any way indicate the predictable results of the ownership of the Securities or of the Company's activities.

      (O) No representations have been made, and no information furnished to the Subscriber or the Subscriber's advisor(s) in connection with the Offering that were in any way inconsistent with the information stated herein.

      (P) ____________ (insert name of Purchaser Representative: if none leave blank) has acted as the Subscriber's Purchaser Representative for purposes of the private placement exemption under the Act. If the Subscriber has appointed a Purchaser Representative (which term is used herein with the same meaning as given in Rule 501(h) of Regulation D), the Subscriber has been advised by his Purchaser Representative as to the merits and risks of an investment in the Company in general and the suitability of an investment in the Securities for the Subscriber in particular.

Section 4.  INDEMNIFICATION

      The Subscriber agrees to indemnify and hold harmless the Company and Placement Agent, the officers, directors, employees, agents, counsel and affiliates of the Company and the Placement Agent, and each other person, if any, who controls the Company, within the meaning of Section 15 of the Act or
Section 20 of the Securities Exchange Act of 1934, as amended, against any and all losses, liabilities, claims, damages and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever arising out of or based upon any false representation or warranty or breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to any of the foregoing in connection with this transaction.

Section 5.   BINDING EFFECT OF SUBSCRIPTION

      The Subscriber hereby acknowledges and agrees, subject to any applicable state securities laws that the subscription and application hereunder are irrevocable, that the Subscriber is not entitled to cancel, terminate or revoke this Subscription Agreement and that this Subscription Agreement shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the Subscriber and his heirs, executors, administrators, successors, legal representatives, and assigns. If the Subscriber is more than one person, the obligations of the Subscriber hereunder shall be joint and several, and the agreements, representations, warranties, and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors, legal representatives, and assigns.

Section 6.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      The Company represents and warrants to, and agrees with, each Subscriber as follows:

            (A) The Company is duly organized, validly existing and in good standing under the laws of its state of incorporation, with all requisite power and authority to own, lease, license, and use its properties and assets and to carry out the business in which it is engaged, except where the failure to have or be any of the foregoing may not be expected to have a material adverse effect on the Company's presently conducted businesses. The Company is duly qualified to transact the business in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing or use of property or assets or the conduct of its business make such qualification necessary, except where the failure to be so qualified may not be expected to have a material adverse effect upon the Company's business.

            (B) The Company is authorized to issue 50,000,000 shares of Common Stock, $.001 par value per share and 20,000,000 shares of Preferred Stock, no par value per share. As of February 1, 2000, there were 10,132,100 shares of Common Stock outstanding. There will be no shares of Preferred Stock outstanding on the closing of this offering. On the Initial Closing, the Company shall have outstanding options, warrants, convertible or derivative securities which are exercisable into no more than 4,465,866 shares of Common Stock, all of which have an exercise price of $7.00 per share, except for warrants to purchase 220,000 shares of Common Stock which are exercisable at $0.25 per share.

            (C) The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement, and to issue, sell and deliver the Securities. This Agreement has been duly authorized by the Company, and when executed and delivered by the Company, will constitute the legal, valid and binding obligation of the Company, enforceable as to the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance or transfer, moratorium or other laws or court decisions, now or hereinafter in effect, relating to or affecting the rights of creditors generally and as may be limited by general principles of equity and the discretion of the court having jurisdiction in an enforcement action (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            (D) No consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court or any other tribunal is required by the Company for the execution, delivery or performance by the Company of this Agreement or the execution, issuance, sale or delivery of the Securities, except for filings under applicable "Blue Sky" laws.

            (E) No consent of any party to any contract, agreement, instrument, lease, license, arrangement or understanding to which the Company is a party or to which any of its properties or assets are subject is required for the execution, delivery or performance by the Company of this Agreement, or the execution, issuance, sale or delivery of the Securities, unless the failure to obtain such consent will not have a material adverse effect on the Company and/or the Offering.

            (F) The execution, delivery and performance of this Agreement will not violate, result in a breach of, conflict with (with or without the giving of notice or the passage of time or both) or entitle any party to terminate or call a default under any material contract, agreement, instrument, lease, license, arrangement or understanding or violate or result in a breach of any term of the certificate of incorporation or by-laws of, or conflict with any law, rule, regulation, order, judgment or decree binding upon, the Company or to which any of its operations, businesses, properties or assets are subject which individually or in the aggregate will not have a material adverse effect upon the operations, business, properties or assets of the Company.

            (G) The Securities, upon delivery to the Subscriber, will be validly issued, fully paid and non assessable and will not be issued in violation of any preemptive or other rights of stockholders.

            (H) The audited consolidated financial statements for the fiscal year ended June 30, 1999 (the "Financial Statements") of the Company fairly present in accordance with generally accepted accounting principles, the financial position, the results of operations, and the other information with respect to the Company shown therein at the respective dates and for the respective periods to which they apply. The Financial Statements have been prepared in accordance with generally accepted accounting principles and the applicable rules of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended ("Exchange Act"), consistently applied throughout the periods involved, and are in accordance with the books and records of the Company. There has at no time been a material adverse change in the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of the Company from the latest information set forth in the Financial Statements, except as may be properly described in the Financial Statements as having occurred or as may potentially occur. The Company's audit firm, who has certified certain financial statements of the Company and delivered their report with respect to the Financial Statements, are independent public accountants as defined by the Act and Exchange Act and Regulation S-K promulgated thereunder.

            (I) All patents, trademarks, copyrights (including pending applications) and other intellectual property (the "Intellectual Property") currently owned by the Company and/or any of the Company's subsidiaries shall be owned by the Company exclusively on the Initial Closing and/or registered solely in the name of the Company on the Initial Closing. Any and all transfers or assignments to effectuate the foregoing shall be completed prior to the Initial Closing. All applications for Intellectual Property submitted after the Initial Closing on behalf of the Company and/or its subsidiaries shall be done exclusively in the name of the Company and all Intellectual Property shall be owned solely by the Company.

Section 7.        REGISTRATION RIGHTS

            (A) Registrable Securities. As used herein the term "Registrable Security" means the Conversion Shares as adjusted pursuant to the terms of the Warrant(s) provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been effectively registered under the Securities Act and disposed of pursuant thereto, (ii) the Company receives an opinion of counsel, which counsel and opinion are reasonably satisfactory to the Company, that registration under the Act is no longer required for the immediate public distribution of such security without limitation or restriction as to timing or quantity of sales, or (iii) it has ceased to be outstanding. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Section 7.

            (B) (i) Subject to Section 8 hereof, the Company agrees to register the Registrable Securities for public resale in the initial public offering of the Company's securities (the "IPO").

                  (ii) Piggyback Registration. If, at any time after the completion of an IPO of the Company's securities, the Company proposes to prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement covering equity or debt securities of the Company, or any such securities of the Company held by its shareholders (in any such case, other than pursuant to Form S-8 or successor form), (for purposes of this
Section 7, collectively, a "Registration Statement"), it will give written notice of its intention to do so by registered mail ("Notice"), at least thirty
(30) days prior to the filing of each such Registration Statement, to all holders of the Registrable Securities. Upon the written request of such a holder (a "Requesting Holder"), made within twenty (20) days after receipt of the Notice, requesting the Company to include any of the Requesting Holder's Registrable Securities in the proposed Registration Statement, the Company shall, as to each such Requesting Holder, effect the registration under the Securities Act of the Registrable Securities which it has been so requested to register ("Piggyback Registration"), at the Company's sole cost and expense and at no cost or expense to the Requesting Holders except as provided in this
Section 7.

            With respect to the Piggyback Registration, the Company shall have the right at any time after it shall have given written notice pursuant to this
Section 7 (irrespective of whether any written request for inclusion of such securities shall have already been made) to elect not to file any such proposed Registration Statement, or to withdraw the same after the filing but prior to the effective date thereof.

                  (iii) Demand Registration Rights. At any time commencing on the day following the completion of an initial public offering of the Company's Securities; and expiring on the fifth anniversary therefrom, the Requesting Holders of a Majority (as hereinafter defined) in interest of the Registrable Securities shall have the right to require the Company, at the Company's sole cost and expense, to prepare, file with the Commission within thirty (30) days of receiving the Registration Request (as defined herein) and cause to become effective within sixty (60) days thereafter, on one (1) occasion, a registration statement on Form S-l, or other appropriate form, and such other documents, including a prospectus, as may be necessary in order to comply with the provisions of the Act, to register a public offering and sale, for a period of not less than eighteen (18) months, of the Registrable Securities by such Requesting Holders and any other Requesting Holders of the Registrable Securities who notify the Company within fifteen (15) business days after receipt of the notice described in Section 7(B)(iii).

            The Requesting Holders shall exercise their right to demand registration under this section by notice (the "Registration Request"). The Company covenants and agrees to give notice of any Registration Request under this section by any Requesting Holders to all other registered holders of Registrable Securities no later than ten (10) calendar days from the date of the receipt of any such Registration Request.

            For purposes of this section, the term "Majority" means an amount in excess of fifty percent (50%) of the number of then outstanding Registrable Securities that (i) are not held by the Company, an affiliate, director, officer, creditor, employee, or agent thereof or any of their respective affiliates, members of their family, persons acting as nominees or in conjunction therewith, or (ii) have not been resold to the public pursuant to a Registration Statement filed with the Commission under the Act or pursuant to an exemption therefrom.

            (C) COVENANTS OF THE COMPANY WITH RESPECT TO REGISTRATION. The Company covenants and agrees as follows:

                  (i) Following the effective date of a Registration Statement, the Company shall, upon the request of the Requesting Holder, forthwith supply such reasonable number of copies of the Registration Statement, preliminary prospectus and prospectus meeting the requirements of the Securities Act, and other documents necessary or incidental to the public offering of the Registrable Securities, as shall be reasonably requested by the Requesting Holder to permit the Requesting Holder to make a public distribution of the Requesting Holder's Registrable Securities. The obligations of the Company hereunder with respect to the Requesting Holder's Registrable Securities are subject to the Requesting Holder's furnishing to the Company such appropriate information concerning the Requesting Holder, the Requesting Holder's Registrable Securities and the terms of the Requesting Holder's Offering of such Registrable Securities as the Company may reasonably request in writing.

                  (ii) The Company shall pay all costs, fees and expenses in connection with all Registration Statements filed pursuant to Section 7 hereof including, without limitation, the Company's legal and accounting fees, printing expenses, and blue sky fees and expenses;

provided, however, that the Requesting Holder shall be solely responsible for the fees of any counsel retained by the Requesting Holder in connection with such registration and any transfer taxes or underwriting discounts, commissions or fees applicable to the Registrable Securities sold by the Requesting Holder pursuant thereto.

                  (iii) The Company will take all necessary action which may be required in qualifying or registering the Registrable Securities included in a Registration Statement for offering and sale under the securities or blue sky laws of such states as are reasonably requested by the holders of such securities, provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

            (D) ADDITIONAL TERMS.

                  (i) The Company shall indemnify and hold harmless the Requesting Holder and each underwriter, within the meaning of the Act, who may purchase from or sell for the Requesting Holder, any Registrable Securities, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in the Registration Statement, any other registration statement filed by the Company under the Securities Act with respect to the registration of the Registrable Securities, any post-effective amendment to such registration statements, or any prospectus included therein required to be filed or furnished by reason of this Agreement, or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission based upon information furnished or required to be furnished in writing to the Company by the Requesting Holder or underwriter expressly for use therein, which indemnification shall include each person, if any, who controls either the Requesting Holder or underwriter within the meaning of the Act and each officer, director, employee and agent of the Requesting Holder and underwriter; provided, however, that the indemnification in this
Section 7(D)(i) with respect to any prospectus shall not inure to the benefit of the Requesting Holder or underwriter (or to the benefit of any person controlling the Requesting Holder or underwriter) on account of any such loss, claim, damage or liability arising from the sale of Registrable Securities by the Requesting Holder or underwriter, if a copy of a subsequent prospectus correcting the untrue statement or omission in such earlier prospectus was provided to the Requesting Holder or underwriter by the Company prior to the subject sale and the subsequent prospectus was not delivered or sent by the Requesting Holder or underwriter to the purchaser prior to such sale; and provided further, that the Company shall not be obligated to so indemnify the Requesting Holder or any such underwriter or other person referred to above unless the Requesting Holder or underwriter or other person, as the case may be, shall at the same time indemnify the Company, its directors, each officer signing the Registration Statement and each person, if any, who controls the Company within the meaning of the Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in the Registration Statement, any registration statement or any prospectus required to be filed or furnished by reason of this Agreement or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission based upon information furnished in writing to the Company by the Requesting Holder or underwriter expressly for use therein, provided that such indemnification by the Requesting Holder shall not exceed the aggregate cash proceeds realized by it in connection with the sale of the Registrable Securities.

                  (ii) If for any reason the indemnification provided for in the preceding section is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.

                  (iii) Neither the filing of a Registration Statement by the Company pursuant to this Agreement nor the making of any request for prospectuses by the Requesting Holder shall impose upon the Requesting Holder any obligation to sell the Requesting Holder's Registrable Securities.

                  (iv) The Requesting Holder, upon receipt of notice from the Company that an event has occurred which requires a post-effective amendment to the Registration Statement or a supplement to the prospectus included therein, shall promptly discontinue the sale of Registrable Securities until the Requesting Holder receives a copy of a supplemented or amended prospectus from the Company, which the Company shall provide as soon as practicable after such notice.

                  (v) The Company shall keep effective any registration or qualification contemplated by this Section 7 and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application document, and communication for such period of time as shall be required (but not less than eighteen (18) months) to permit the holders of the Registrable Securities to complete the offer and sale of the Registrable Securities covered thereby. If the Company fails to keep the Registration Statement referred to in Section 7 above continuously effective during the requisite period, then the Company shall promptly update the Registration Statement or file a new registration statement covering the Registrable Securities remaining unsold, subject to the terms and provisions hereof. Notwithstanding the foregoing, the failure of the Company to keep effective any registration statement contemplated by this Section 7 shall be deemed to be a breach of this Section 7.

                  (vi) The Company agrees that until all the Registrable Securities have been sold under a registration statement or pursuant to Rule 144 under the Act, it shall keep current in filing all reports, statements and other materials required to be filed with the Commission to permit the holders of the Registrable Securities to sell such Securities under Rule 144.

            (E) The Company and the Subscriber agree that the holders of Registrable Securities will suffer damages if the Company fails to fulfill its obligations under this Section 7 and that ascertaining the extent of such damages with precision would not be feasible. If the Company breaches this
Section 7, each holder of Registrable Securities shall receive a cash payment equal to the greater of (i) 10% of the Eligible Holder's aggregate per share Exercise Price or (ii) 10% of the fair market value of the Common Stock multiplied by the number of Warrant Shares held or which may be purchased by that Eligible Holder, for each 30-day delay, or part thereof, payable promptly after the expiration of each 30-day period, in the filing of the registration statement or effective date of the registration statement, whichever may be applicable. For purposes of this Section, "fair market value" shall mean the average of the closing bid and closing asked prices of the Common Stock on the five (5) consecutive trading days immediately prior to the date of the Company's breach of this Section 7.

Section 8.  LOCK-UP PROVISION

      The Subscriber covenants and agrees for the benefit of the Company and the Placement Agreement to abide by the following terms and conditions, provided, all officers, directors and affiliates of the Company are subject to at least the same Lock-Up (as defined herein):

            (A) The Subscriber will not, directly or indirectly, offer, sell, contract to sell, grant any option to purchase, pledge, assign, hypothecate, or otherwise dispose of, encumber, or transfer all or any portion of the economic consequences associated with the ownership of any Registrable Security beneficially owned by the undersigned for a period of 180 days after the date on which the Commission declares the Registration Statement in connection with the IPO effective, without the prior written consent of the Company and the Placement Agent (the "Lock-Up"). Notwithstanding the foregoing, if the average of the closing prices for the Company's Common Stock during the last twenty trading days of each measurement period set forth below (each a "Measurement Period") following the closing date of the IPO, is at least 150% of the offering price of the securities offered in the IPO, then the designated percentage of all of the Registerable Securities subject to the Lock-Up outstanding at the time shall be irrevocably released from such restrictions:

                  MEASUREMENT PERIOD           PERCENTAGE RELEASED
                         2 months                     30%
                         4 months                     60%
                         6 months       All shares not previously released.

            In calculating the number of Securities to be released upon any Measurement Period, the designated percentage shall be multiplied by the sum of
(a) all of the Registerable Securities subject to the Lock-Up and (b) all Registerable Securities previously released from such restrictions pursuant to the Lock-Up.

            (B) To enable the Placement Agent to enforce the foregoing, the undersigned hereby consents to the placing of restrictive legends consistent with the Lock-Up upon the certificates evidencing the Registerable Securities and to the entry of stop-transfer orders consistent with the Lock-Up on the books and records of the transfer agent of the Registerable Securities with respect to any Registerable Securities registered in the name of the undersigned or beneficially owned by the undersigned. The Company agrees to instruct the transfer agent to place such legends and enter such stop-transfer orders and not to transfer any Registerable Securities without the consent of the Placement Agent as set forth herein.

Section 9.  SECURITY INTEREST

            At the Closing, the Subscriber shall be granted a security interest in all of the Company's assets in accordance with a certain Security Agreement, Copyright Security Agreement, Trademark Security Agreement, and the guaranty of the Company's obligations by Victory Television, Victory Distribution, Inc., Victory Animation Studios, Inc., Lightpoint Entertainment, Inc., Victory Internet Production, Inc. and VAMPS Production, Inc. (collectively, the "Security Agreements").

Section 10. WAIVER

            The Subscriber has made full and complete inquiry with respect to any matters of interest in connection with this investment and is fully satisfied in all respects with his investment decision, fully understanding and comprehending the significant risks associated, acknowledges that he has not relied on any specific information concerning the Company, and understands that the Company and the Placement Agent have not made any representations regarding the Company or the future performance of the Company.

Section 11. MISCELLANEOUS

             (A) NO WAIVER. Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged, or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge, or termination is sought.

            (B) NOTICES. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail box, stamped, registered or certified mail, return receipt requested, addressed to such address as may be listed on the books of the Company, or, if to the Company, the Company's executive office at 1000 Universal Studios Plaza, Building 22A, Orlando, Florida 52819, Attention: President, or
(b) delivered personally a such address.

            (C) EXECUTION. This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, or all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

            (D) ENTIRE AGREEMENT. This Subscription Agreement, the Securities and the Security Agreement contain the entire agreement of the parties with respect to the subject matter hereof and there are no representations, covenants or other agreements except as stated or referred to herein, and any representations or warranties not contained herein are disclaimed.

            (E) SEVERABILITV. Each provision of this Subscription Agreement is intended to be severable from every other provisions, and the invalidity or illegality of any portion hereof, shall not affect the validity or legality of the remainder hereof.

            (F) NON-ASSIGNABILITV. This Subscription Agreement is not transferable or assignable by the Subscriber except as may be provided herein.

            (G) LAW GOVERNING. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be wholly performed in such state.

                  (i) The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or United States federal court sitting in the Borough of Manhattan, New York City, New York, U.S.A., and any appellate court from any thereof (the "Specified Courts"), over any suit, action or proceeding brought by the Placement Agent or by any person who controls the Placement Agent, or any Subscriber or Holder of a Unit, against it arising out of or based upon this Subscription Agreement, the Securities, or the Security Agreements (a "Related Proceeding"). The Company waives any objection to Related Proceedings in such courts whether on the grounds of venue, residence or domicile or on the ground that the Related Proceedings have been brought to an inconvenient forum. Notwithstanding the foregoing, any action based on this Agreement may be instituted by the Placement Agent or any selling group member, any Subscriber or Holder of a Unit or by any person who controls the Placement Agent or any selling group member, any Subscriber or Holder of a Unit in any competent court in the State of New York.

                  (ii) Each of the Company and Subsidiaries agrees that service of all writs, process and summonses in any Related Proceedings brought by the Placement Agent or any selling group member or by any person who controls the Placement Agent or any selling group member, or any Subscriber or Holder of a Unit, against it in any New York State or United States Federal Court sitting in the Borough on Manhattan, New York City may be made upon Shustak, Jalil & Heller, 545 Madison Avenue, New York, New York 10022 (the Company's "Process Agent"). Each of the Company and Subsidiaries represents and warrants that the Company's Process Agent has agreed to act as its agent for service of process, and each of the Company and Subsidiaries agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. If the Company' s Process Agent shall cease to act as the Company's agent for service of process, the Company and Subsidiaries shall appoint without delay another such agent and notify the Placement Agent and the Subscribers or Holders of such appointment. With respect to any such action in any New York State or United States Federal Court in the Borough of Manhattan, New York City, service of process upon the Company's Process Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company.

            (H) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Company, the Subscriber, and the Placement Agent and their respective successors and permitted assigns.

            (I) SUBSCRIBER EXPENSES. The Company agrees to pay, at the Initial Closing, all expenses of the Subscriber, including but not limited to, the Subscriber's counsel and accounting fees as billed.


      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                    VICTORY ENTERTAINMENT CORPORATION


                                    By
                                      ------------------------------------------
                                      Michael Gerber, Chief Executive Officer

      Please countersign and return two copies of this Subscription Agreement, together with the completed Investor Questionnaire to the Company. A countersigned copy of this Subscription Agreement will be returned to the Subscriber, together with the Units. For the purpose of having the certificates prepared, please indicate the exact manner in which the certificates are to be made out in the space provided for below.

Subscription Amount:                      $______________
($50,000 minimum)
(unless waived by the Company)            FOR INDIVIDUALS:





Dated: _______ __  , 2000                 _____________________________
                                                (Print Name)

Dated: ________ __, 2000                  _____________________________
                                          (Signature)


                                          FOR CORPORATIONS:

                                          Name of Company


                                          _____________________________
                                          Executive Officer of Company


Dated: ________ __, 2000                   ____________________________
                                           Signature of Authorized Trustee

Please countersign and return two copies of this Subscription Agreement, together with the completed Investor Questionnaire to the Company. A countersigned copy of this Subscription Agreement will be returned to the Subscriber, together with the Units. For the purpose of having the certificates prepared, please indicate the exact manner in which the certificates are to be made out in the space provided for below.

Subscription Amount:                $____________________
($50,000 minimum)
(unless waived by the Company)
                                     FOR PARTNERSHIPS:



                                    ______________________________
                                    Name of Partnership




                                    ______________________________
                                    Name of Authorized Partner


Dated: _________ __, 2000
                                    ______________________________

                                    Signature of Authorized Partner


                                    FOR TRUSTS:



                                    ______________________________
                                    Name of Trust



                                    ______________________________
                                    Name of Authorized Trustee


Dated: ________ __, 2000            ______________________________
                                    Signature of Authorized
                                     Trustee

      Please countersign and return two copies of this Subscription Agreement, together with the completed Investor Questionnaire to the Company. A countersigned copy of this Subscription Agreement will be returned to the Subscriber, together with the ___________. For the purpose of having the certificates prepared, please indicate the exact manner in which the certificate is to be made out in the space provided for below.

Subscription Amount:                $ _____________
($50,000 minimum)
(unless waived by the Company)
                                    FOR OUALIFIED PENSION PLANS:



                                    ______________________________
                                    Name of Qualified Pension Plan


                                                and



                                    ______________________________
                                    Name of Authorized Plan Fiduciary


Dated: ________ __, 2000
                                    ______________________________________
                                    Signature of Authorized Plan Fiduciary


                                                or


                                    _____________________________________
                                    Name of Authorized Plan Beneficiary


                                                or
Dated: ________  , 2000
                                    _________________________________________
                                    Signature of Authorized Plan Beneficiary